Exhibit 99.1
FOR IMMEDIATE RELEASE

Company Contact:	IR Agency Contact:
Investor Relations	Christiane Pelz
408-952-8402	415-433-3777
investorrelations@raesystems.com	cpelz@lhai.com
RAE Systems Reports First Quarter 2008 Results
SAN JOSE, Calif. – May 5, 2008 –RAE Systems Inc. (AMEX: RAE), a leader in delivering innovative sensor solutions to serve industrial, energy, environmental, and government safety markets worldwide, reported financial results and business highlights for the first quarter ended March 31, 2008.
First Quarter 2008 Financial Results
For the first quarter of 2008, RAE Systems reported revenue of $17.9 million, compared with revenue of $17.9 million for the same quarter in 2007. For the first quarter of 2008, Americas contributed 42 percent of total revenue, Asia contributed 37 percent and Europe contributed 21 percent. Gross margin for the quarter was 50 percent, compared with 51 percent for the first quarter of 2007. The decline in the gross margin was due to a change in the sales mix of products sold in the Americas and China. In the Americas, during the first quarter of 2008 the company sold fewer higher margin multi-gas and radiation products and in China the company sold fewer higher margin RAE-branded products as compared to the first quarter of 2007. The net loss for the first quarter of 2008 was $2.3 million, or $0.04 per share, compared with a net loss of $2.3 million, or $0.04 per share, for the first quarter of 2007.
“Although our revenue was flat in the first quarter, we are confident that the new products we plan to introduce this year, expanding market opportunities and cost-control initiatives that we have put in place will enable us to achieve our financial goals for 2008,” said Robert Chen, RAE Systems president and chief executive officer. “We believe the ongoing demand for our products, our global market presence and focus on the industrial sector will yield positive results for 2008. We are reaffirming our guidance for 2008 and expect revenue to be in the range of $104 million to $109 million and earnings per share to be positive for the year.”

FOR IMMEDIATE RELEASE
First Quarter 2008 Business Highlights:
•	Pemex, the Mexican Petroleum Company, selected QRAE II and ToxiRAE III products for its exploration and production operations.

•	The National Cooperative Refinery Association purchased AreaRAE wireless toxic gas monitors for OSHA compliance.

•	ConAgra Foods in Arkansas standardized on QRAE + 4-gas monitors for its food processing facilities.

•	The Port of Virginia Police purchased GammaRAE IIR units for port security.

•	The Spanish Civil Defense ministry purchased MultiRAE Plus portable toxic gas monitor for first responders.

•	The New Zealand Fire Services ordered MiniRAE 3000 and ppbRAE 3000 Photoionization detectors.

•	Tiefa Coal Mine group selected RAE Systems to deliver a prototype digital mine management system for below ground deployment by RAE Fushun. The management system will provide below-ground communications, process management and personnel tracking.

•	RAE Systems was selected for additional key projects from PetroChina in the energy sector and several steel companies in the industrial sector.
About RAE Systems
RAE Systems is a leading global provider of rapidly deployable sensor networks that enable customers to identify safety and security threats in real time. Products include multi-sensor chemical detection networks, wireless gas detection systems and radiation monitors for energy production and refining, industrial and environmental safety, and public and government first responder security. RAE Systems’ products are used in over 85 countries by many of the world’s leading corporations and by many U.S. government agencies. For more information about RAE Systems, please visit www.raesystems.com .
Safe Harbor Statement
This press release may contain “forward-looking” statements, as that term is used in Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include, without limitation: expressions of “belief,” “anticipation,” or “expectations” of management; statements as to industry trends or future results of operations of RAE Systems and its subsidiaries; and other statements that are not historical fact. These types of statements address matters that are subject to risks and uncertainties, which could cause actual

FOR IMMEDIATE RELEASE
results to differ materially. Factors that could cause or contribute to such differences include, but are not limited to, the general economic and industry factors and receptiveness of the market to RAE Systems and its products. In addition, our forward-looking statements should be considered in the context of other risk factors discussed in our filings with the Securities and Exchange Commission, including but not limited to our annual report on Form 10-K and Form 10-Q filings, available online at http://www.sec.gov. All forward-looking statements are based on information available to the company on the date hereof, and the company assumes no obligation to update such statements.
[Tables to Follow]

RAE Systems Inc.
Condensed Consolidated Balance Sheets
(in thousands, except share and par value data)
(unaudited)

	March 31,	December 31,
	2008	2007
ASSETS
Current assets:
Cash and cash equivalents	$14,244	$15,906
Trade notes receivable	2,992	2,793
Accounts receivable, net of allowances of $2,235 and $2,060, respectively	19,811	22,749
Accounts receivable from affiliate	35	21
Inventories	19,413	17,542
Prepaid expenses and other current assets	3,346	2,930
Income taxes receivable	2,196	2,069

Total current assets	62,037	64,010

Property and equipment, net	12,552	12,258
Intangible assets, net	3,737	3,827
Goodwill	3,274	3,143
Investments in unconsolidated affiliates	417	425
Other assets	1,515	1,680

Total assets	$83,532	$85,343

LIABILITIES, MINORITY INTEREST IN CONSOLIDATED ENTITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$5,923	$6,071
Accounts payable to affiliate	338	411
Payable to Fushun shareholder	592	609
Bank lines of credit	2,012	2,618
Accrued liabilities	11,171	12,098
Notes payable to related parties, current	201	191
Income taxes payable	883	674
Deferred revenue, current	402	488

Total current liabilities	21,522	23,160

Deferred revenue, non-current	450	514
Deferred tax liabilities, non-current	283	277
Deferred gain on sale of real estate, non-current	5,652	5,794
Other long-term liabilities	1,393	1,487
Notes payable to related parties, non-current	2,417	2,370

Total liabilities	31,717	33,602

COMMITMENTS AND CONTINGENCIES (NOTE 5)

MINORITY INTEREST IN CONSOLIDATED ENTITIES	5,418	5,385

SHAREHOLDERS’ EQUITY:
Common stock, $0.001 par value, 200,000,000 shares authorized; 59,161,214 and 59,171,980 shares issued and outstanding, respectively	59	59
Additional paid-in capital	61,329	60,957
Accumulated other comprehensive income	6,140	4,135
Accumulated deficit	(21,131)	(18,795)

Total shareholders’ equity	46,397	46,356

Total liabilities, minority interest in consolidated entities and shareholders’ equity	$83,532	$85,343

RAE Systems Inc.
Condensed Consolidated Statements of Operations
(in thousands, except per share data)
(unaudited)

	Three Months Ended
	March 31,
	2008	2007
Net sales	$17,869	$17,934
Cost of sales	9,014	8,800

Gross profit	8,855	9,134

Operating expenses:
Sales and marketing	5,380	5,154
Research and development	1,736	1,684
General and administrative	4,296	5,113
Adjustment to lease abandonment accrual	—	(611)

Total operating expenses	11,412	11,340

Operating loss from continuing operations	(2,557)	(2,206)
Other income (expense):
Interest income	48	65
Interest expense	(102)	(69)
Other, net	307	15
Equity in loss of unconsolidated affiliate	(9)	(18)

Loss from continuing operations before income taxes and minority interest	(2,313)	(2,213)
Income tax benefit (expense)	(196)	126

Loss before minority interest	(2,509)	(2,087)
Minority interest in loss of consolidated subsidiaries	163	21

Loss from continuing operations	(2,346)	(2,066)
Gain (loss) from discontinued operations, net of tax	10	(253)

Net loss	$(2,336)	$(2,319)

Net loss per share-basic and diluted:
Continuing operations	$(0.04)	$(0.04)
Discontinued operations	—	—

Net loss per share-basic and diluted	$(0.04)	$(0.04)

Weighted average common shares outstanding-basic and diluted	58,999	59,294

The following table sets forth the components of our Condensed Consolidated Statements of Operations as a percentage of net sales:

	Three Months Ended March 31,
	2008	2007
Net sales	100%	100%
Cost of sales	50%	49%

Gross profit	50%	51%

Operating expenses:
Sales and marketing	30%	29%
Research and development	10%	9%
General and administrative	24%	28%
Adjustment to lease abandonment accrual	0%	-3%

Total operating expenses	64%	63%

Operating income (loss) from continuing operations	-14%	-12%
Other income (expense):
Interest income	0%	0%
Interest expense	-1%	0%
Other, net	2%	0%
Equity in gain (loss) of unconsolidated affiliate	0%	0%

Income (loss) from continuing operations before income taxes and minority interest	-13%	-12%
Income tax benefit (expense)	-1%	0%

Income (loss) before minority interest	-14%	-12%
Minority interest in income (loss) of consolidated subsidiaries	1%	0%

Income (loss) from continuing operations	-13%	-12%
Loss from discontinued operations, net of tax	0%	-1%

Net income (loss)	-13%	-13%